MANAGERS TRUST II

Managers Mid-Cap Fund

Managers Balanced Fund

Managers High Yield Fund

Managers Fixed Income Fund

Supplement dated December 22, 2006 to the

Prospectus dated May 1, 2006 (as supplemented July 7, 2006, August 14, 2006, September 18, 2006, December 8,

2006 and December 19, 2006) and the Statement of Additional Information dated May 1, 2006 (as supplemented

August 14, 2006, September 18, 2006, December 8, 2006 and December 19, 2006)

The following information supplements and supersedes any information to the contrary relating to the Managers Mid-Cap Fund, Managers Balanced Fund, Managers High Yield Fund and Managers Fixed Income Fund (the “Funds”), each a series of Managers Trust II, contained in the Funds’ Prospectus dated May 1, 2006 (as supplemented July 7, 2006, August 14, 2006, September 18, 2006, December 8, 2006 and December 19, 2006) and the Statement of Additional Information dated May 1, 2006 (as supplemented August 14, 2006, September 18, 2006, December 8, 2006 and December 19, 2006).

Effective January 1, 2007, the Prospectus and Statement of Additional Information are hereby amended as follows:

Prospectus – the “Shareholder Fees” table on page 11 is hereby replaced with the following:

Shareholder Fees (fees paid directly from your investment)

	Class A Shares		Class B Shares		Class C Shares		Institutional Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	5.75	%(1)	None		None		None
Maximum Deferred Sales Charge (Load)	None	(2)	5.00	%(3)	1.00	%(4)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None		None		None		None
Redemption Fee (as a percentage of the amount redeemed, if applicable)	None		None		None		None
Exchange Fee	None		None		None		None

Prospectus – existing footnotes 2, 3 and 4 on page 12 are hereby renumbered as footnotes 3, 4 and 5, respectively, the references to footnote 4 in the “Annual Fund Operating Expenses” table on pages 11 and 12 are hereby replaced with references to footnote 5, and the following is hereby inserted as new footnote 2:

(2) Except with respect to certain redemptions or exchanges of Class A shares not subject to an initial sales charge. Please see “Share Classes – Class A Shares” for further information.

Prospectus – the following is hereby added under “Share Classes – Class A Shares” on page 36:

For purchases of Class A shares of $1 million or more that are not assessed a sales charge at the time of purchase, you will be charged a 1% fee on shares redeemed within the first 18 months of purchase, as described below.

Prospectus – the tables on page 37 under “Share Class Sales Charges – Class A Shares” are hereby replaced with the following:

All Funds except for Managers Fixed Income Fund	your initial sales charge as a % of the share price is:	your initial sales charge as a % of the total you invested is:	the one- time dealer allowance as a % of share price is:
If the amount of your purchase is . . .
Less than $25,000	5.75	6.10	5.00
$25,000 to $49,999	5.00	5.26	4.25
$50,000 to $99,999	4.50	4.71	3.75
$100,000 to $249,999	3.50	3.63	2.75
$250,000 to $499,999	2.50	2.56	2.00
$500,000 to $999,999	1.50	1.52	1.20
$1,000,000 or more	None	None	None	*

Class A – Managers Fixed Income Fund	your initial sales charge as a % of the share price is:	your initial sales charge as a % of the total you invested is:	the one- time dealer allowance as a % of share price is:
If the amount of your purchase is . . .
Less than $50,000	5.00	5.56	4.50
$50,000 to $99,999	4.50	4.71	3.75
$100,000 to $249,999	3.50	3.63	2.75
$250,000 to $499,999	2.50	2.56	2.00
$500,000 to $999,999	1.50	1.52	1.20
$1,000,000 or more	None	None	None	*

*	If you acquire or hold $1 million or more of Class A shares of a Fund or across the Managers Family of Funds, either as a lump sum or through the rights of accumulation or letter of intent programs, you can buy Class A shares without an initial sales charge. Unless you exchange Class A shares for Class A shares of another Fund, there is a 1.00% contingent deferred sales charge on any such shares not subject to an initial sales charge that you redeem or exchange within 18 months of purchase. The Distributor may make a payment to financial intermediaries with respect to such shares not subject to an initial sales charge. These commissions are paid at the rate of up to 1.00% of net sales of $1 million or more. The Distributor may withhold these payments with respect to short-term investments. Please see “A Closer Look at Contingent Deferred Sales Charges (CDSC’s)” for additional information regarding contingent deferred sales charges.

Statement of Additional Information – the following is hereby added as the last paragraph under “Administrative Services; Distribution Agreements” on page 48:

Finder’s Fee Commissions. Financial intermediaries who sell Class A shares of a Fund not subject to an initial sales charge may receive a finder’s fee. With respect to sales of such Class A shares of a Fund, such fees are paid with respect to the initial purchase price in accordance with the following schedule:

Investment Amount	Finder’s Fee
$1,000,000 to $3,999,999	Up to 1%
$4,000,000 to $49,999,999	Up to 0.50%
$50,000,000 or more	Up to 0.25%

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE